UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2023 (October 6, 2023)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership. Voluntary Petition for Bankruptcy

On October 9, 2023 (the “Petition Date”), Shift Technologies, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) commenced bankruptcy cases (the “Chapter 11 Cases”) by filing voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Shift Technologies, Inc., et al.” The Company will continue to manage its business and properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On the Petition Date, the Company Parties filed certain motions with the Court generally designed to facilitate the Company Parties’ transition into Chapter 11. These motions seek authority from the Court for the Company Parties to make payments upon, or otherwise honor, certain obligations that arose prior to the Petition Date, including obligations related to employee wages, salaries and benefits, taxes, and utilities, as well as to take actions in furtherance of the Company Parties’ liquidation. The Company Parties expect that the Court will approve the relief sought in these motions on an interim basis.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated the obligations of the Company Parties under the following debt instruments and agreements (collectively, the “Debt Instruments”):

●	The Company’s 4.75% Convertible Senior Notes due 2026 (the “Convertible Notes”) issued under that certain Indenture, dated as of May 27, 2021, by and between the Company, as issuer, and U.S. Bank National Association, as trustee (the “Indenture”);

●	6.00% Senior Unsecured Notes due 2025 (the “SoftBank Notes”) issued under that certain Note Purchase Agreement, dated as of May 11, 2022, by and between the Company, as issuer, certain of the Company’s subsidiaries party thereto, as guarantors, and SoftBank, as purchaser; and

●	The Inventory Financing and Security Agreement, dated as of December 9, 2021, as amended, by and among the Company, certain of the Company’s subsidiaries party thereto, Ally Bank and Ally Financial Inc.

Item 7.01 Regulation FD Disclosure

Press Release

In connection with the expected filing of the Chapter 11 Cases, the Company issued a press release on August 6, 2023, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”) no longer meets the eligibility requirements necessary for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s post-petition status and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Additional Information on the Chapter 11 Cases

Additional information is available at https://omniagentsolutions.com/Shift. Stakeholders with questions will be able to contact the Company’s Claims Agent, Omni Agent Solutions, Inc., at ShiftInquiries@omniagnt.com, 888-505-9433 if calling from the U.S. and Canada, or 747-204-5943 if calling from outside the U.S. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein. The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing

Discussions with Convertible Debtholders

Following the previous discussions that concluded in July 2023, on September 26, 2023, the Company entered into new confidentiality agreements (the “Convertible Notes NDAs”) and commenced discussions with legal advisors for a group of holders (the “Holders”) of the Convertible Notes, regarding potential debtor-in-possession financing as well as potential restructuring or refinancing of the Convertible Notes and/or the Softbank Notes (as defined below), and related transactions (collectively, the “Transaction”).

On September 26, 2023, the Holders held a telephone conference with the Company’s management team, during which management and the Company’s advisors presented the Holders with information regarding the Company’s financial situation and the potential need for debtor-in-possession financing, and a refinancing or restructuring (the “September Company Proposal”).

On September 28, 2023, the Company entered into a confidentiality agreement (the “Softbank NDA”, and together with the Convertible Notes NDAs, as they may be amended or modified, the “NDAs”) with SB LL Holdco, Inc. (“SoftBank”), the beneficial holder or investment advisor, sub-advisor, or manager of funds and/or accounts that are beneficial holders of the SoftBank Notes.

On September 28, 2023, the Company provided SoftBank with the September Company Proposal materials that were provided to the Holders on September 26, 2023.

During the following days, the Company and its advisors responded to numerous follow-up questions from the Holders and the advisors to the Holders.

On October 3, 2023, following a request of the Holders, the Company provided the Holders with a liquidation analysis for the Company (the “Liquidation Analysis”).

On October 6, 2023, the advisors to the Holders confirmed that the Holders declined the September Company Proposal.

Pursuant to the NDAs, a public disclosure of all material non-public information provided to the Holders and Softbank as well as certain other information (the “Cleansing Materials”) is required prior to 7:30 a.m. (Eastern Time) on October 11, 2023.

The NDAs have terminated without the Company and the Holders or Softbank reaching an agreement on the material terms of the proposed Transaction.

The foregoing descriptions of the Transaction, the September Company Proposal and the Liquidation Analysis do not purport to be complete and are qualified in their entirety by reference to the complete presentation of the September Company Proposal and the Liquidation Analysis, which constitute the Cleansing Materials, copies of which are attached to this Current Report on Form 8-K as Exhibits 99.2, and 99.3, respectively.

The information furnished in this Item 7.01 (including Exhibits 99.1, 99.2, and 99.3 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities, including the Common Stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words contained in this Current Report on Form 8-K such as “believe,” “anticipate,” “expect,” “estimate,” “plan,” “intend,” “should,” “would,” “could,” “may,” “might,” “will” and variations of such words and similar future or conditional expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to the Company’s business operations, financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, the impact and timing of any cost-savings measures; business strategies, the ability to negotiate suitable restructuring or refinancing options and other such matters. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important assumptions and other important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company’s ability to negotiate, finalize and enter into suitable restructuring or refinancing options on satisfactory terms, if at all; the effects of the Company’s ongoing review of strategic alternatives, and any other cost-savings measures, including increased legal and other professional costs necessary to execute the Company’s strategy; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; the Company’s ability to attract, motivate and retain key executives and other employees; potential adverse reactions or changes to business relationships resulting from the announcement of the Company’s restructuring plan and associated workforce reduction; unexpected costs, charges or expenses resulting from the Company’s restructuring plan and associated workforce reduction or other cost-saving measures; the Company’s ability to generate or maintain liquidity; legal and regulatory proceedings; and those additional risks, uncertainties and factors described in more detail in the Company’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including any amendments thereto), and in the Company’s other filings with the SEC (including any amendments thereto). The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Current Report on Form 8-K except as required by applicable law or regulation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 6, 2023.
99.2	September Company Proposal dated September 26, 2023.
99.3	Liquidation Analysis dated October 3 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: October 10, 2023	/s/ Jason Curtis
	Name:	Jason Curtis
	Title:	Chief Financial Officer

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